UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

TRAVELERS SERIES FUND INC.

AIM CAPITAL

APPRECIATION PORTFOLIO

SMITH BARNEY LARGE

CAPITALIZATION GROWTH

PORTFOLIO

ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  • NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Stock prices generally advanced over the 12 months ending October 31, 2004, although performance varied among sectors and investment styles. The equity market also shifted gears during the period due to investors’ reactions to mixed signals about the economy.

Last fall stocks generally continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancing freed up investable cash for investors. But as the new year kicked in, despite positive corporate earnings results, stocks traded in a fairly narrow range during the first quarter due to concerns about the lack of job growth.i During this time, the economy grew at a moderate pace,ii albeit at significantly stronger levels than during the first half of 2003. In the spring, the economic recovery became broader-based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well. As widely anticipated, the Federal Reserve Board (“Fed”)iii proceeded to push short-term interest rates higher, marking its first hike in four years. The Fed raised its target for the closely watched federal funds rateiv by 0.25% on three occasions during the reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10, 2004, after the funds’ reporting period had ended. Higher interest rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth rate and the inflation rate that can generally accompany it.

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, coupled with investors’ reaction to terrorism concerns, weakened investor sentiment toward the equity markets.

However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period. Over the 12-month period, stocks of small- and mid-capitalization companies continued to outperform the large-caps in general. Value-oriented stocks handily outpaced growth-oriented stocks. Foreign (or international) stock markets beat out the broad U.S. market by a wide margin.

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Within this environment, the funds performed as follows1:

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

	6 Months		12 Months

AIM Capital Appreciation Portfolio		1.63%		3.63%

S&P 500 Index		2.96%		9.41%

Lipper Variable Multi-Cap Growth Funds Category Average		1.90%		4.78%

Smith Barney Large Capitalization Growth Portfolio	-	7.39%	-	4.42%

Russell 1000 Growth Index	-	0.73%		3.38%

Lipper Variable Large-Cap Growth Funds Category Average		0.44%		3.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 104 funds for the six-month period and among the 103 funds for the 12-month period in the Lipper variable multi-cap growth funds category.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 176 funds for the six-month period and among the 176 funds for the 12-month period in the Lipper variable large-cap growth funds category.

[1]	The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.

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Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 15, 2004

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MANAGER OVERVIEW

AIM Capital Appreciation Portfolio

Market Overview

As the reporting period began in November 2003, the stock market continued its ascent that began earlier in the year. As 2004 began, it was widely expected that a continuation of the global economic recovery would occur and propel corporate profits and stock prices higher. However, during the first quarter, fears of a jobless economic recovery overshadowed strong corporate profits and stocks registered only modest gains.

Despite signs of an accelerating job marketi, stocks rose only slightly in the second quarter of 2004. This was largely attributed to fears of rising interest rates and geopolitical concerns. As widely anticipated, the Fed’s monetary policymakers raised its target for short-term interest rates, increasing the federal funds rateiv from 1.00% in June to 1.75% in September. (The federal funds rate subsequently rose to 2.00% on November 10, 2004, after the fund’s reporting period had ended.)

Stocks fell slightly in the third quarter as the economy hit a “soft patch” and oil prices hit record levels. Continued unrest in Iraq and threats of global terrorism also undermined investor confidence. As the reporting period came to a close, stocks rebounded as oil prices pulled back, and overall third-quarter corporate profits were strong.

Performance Review

For the 12 months ended October 31, 2004, the AIM Capital Appreciation Portfolio returned 3.63%.2 These shares underperformed the fund’s unmanaged benchmark, the S&P 500 Indexv, which returned 9.41% for the same period. They also underperformed the fund’s Lipper variable multi-cap growth funds category average3, which was 4.78%

[2]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 103 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.

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Factors Influencing Fund Performance

During the 12-months ended October 31, 2004, the portfolio was overweight in the consumer discretionary, healthcare and information technology sectors, relative to the S&P 500 Index. Over the same period, the portfolio was underweight in the consumer staples, energy, telecommunication services, utilities and financials sectors.

The portfolio’s exposure to the healthcare sector enhanced results over the reporting period due to good stock selection. Within the sector, holdings in the healthcare equipment and supplies industry made the largest contribution to relative performance. The consumer discretionary sector also contributed positively to relative results.

Relative performance was negatively impacted the most by the portfolio’s holdings in the financials, energy, and information technology sectors. Within the financials sector, performance was affected by stock selection. While the portfolio’s exposure to the energy sector generated the largest positive contribution on an absolute basis, the portfolio’s holdings underperformed securities in related sectors in the benchmark index. The portfolio’s exposure to the information technology sector was below the benchmark’s due in part to the portfolio’s holdings in the semiconductor and semiconductor equipment industries.vi

At the end of the period, the portfolio consisted of approximately 65% earnings momentum stocks and 35% core-growth holdings. This has constituted the portfolio’s highest weighting in earnings momentum stocks since 1999. Although no one can say with certainty how the economy will perform going forward, we believe that we have positioned the portfolio to take advantage of a potentially robust, long-term economic cycle scenario. In particular, we have increased the portfolio’s allocation to key non-traditional growth sectors (energy, industrials and basic materials). Our rationale is that each sector could represent a potential strategic opportunity with specific catalysts driving the prospects for earnings growth over the long term. In the energy sector, our investment rationale was that high oil prices might eventually lead companies to potentially increase their oil production, and while not a given, this prospective scenario could potentially benefit oil services firms. A key consideration that influenced our weighting of industrial and materials companies is that their earnings could potentially be driven by rapidly industrializing economies in China and India as they build their infrastructures to support a higher standard of living.

Overall, the portfolio-management team seeks to own stocks of companies that it believes may potentially benefit from new or innovative products, services or processes, as well as those companies that have experienced above-average, long-

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term growth in earnings.4 The portfolio’s sector weightings are primarily a byproduct of this stock-selection process.

Thank you for your investment in the AIM Capital Appreciation Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Kenneth A. Zschappel

Lead Portfolio Manager

AIM Capital Management, Inc.

November 15, 2004

[4]	Past performance does not assure future results.

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MANAGER OVERVIEW

Smith Barney Large Capitalization Growth Portfolio

Special Shareholder Notice

Effective July 1, 2004, the management fee, which is calculated daily and payable monthly, was revised from 0.75% of the portfolio’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $5 billion	0.750%

In excess of $5 billion and up to and including $7.5 billion	0.725%

In excess of $7.5 billion and up to and including $10 billion	0.700%

Over $10 billion	0.650%

Market Review

At the start of the 12-month period in November of 2003, the stock market was in the middle of a strong rally that saw both stock prices and investors’ expectations rise broadly. Coming off the market bottom set during the preceding three-year recession, improving economic indicators and corporate earnings news along with surprisingly strong GDPvii growth for the third quarter combined to produce gains in the fourth quarter for most market sectors.

However, more mixed economic data and increasing concerns about the job market dampened the rally soon after the start of the New Year and the market slowed during the first quarter. Stocks were generally stuck in a limited trading range through much of the second quarter, as uncertainty over the geopolitical situation, concerns about rising interest rates and questions about the U.S. presidential race kept both businesses and many investors on the sidelines.

After supporting much of the economy through the recession and into the new year, consumers began to show signs of fatigue as the benefits of the prior year’s tax changes and the mortgage refinancing boom began to diminish. Record-high oil prices hit consumers and businesses at the gas pump, which helped drive most of the market down in the third quarter. However, after the close of the period, following the election and a break in oil prices from their recent highs, the market again turned upwards.

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Performance Review

For the 12 months ended October 31, 2004, the Smith Barney Large Capitalization Growth Portfolio returned -4.42%.5 These shares underperformed the fund’s unmanaged benchmark, the Russell 1000 Growth Index,viii which returned 3.38% for the same period. They also underperformed the fund’s Lipper variable large-cap growth funds category average,6 which was 3.47%.

Fund Overview

Both stock selection and sector allocation had a negative effect on fund performance in comparison to the benchmark, with the majority of underperformance due to stock selection in the consumer discretionary and information technology sectors. The consumer staples sector was a primary positive contributor to performance during the period, and strong returns were achieved in the industrials sector.ix

Contributors to Performance

The leading stock contributor during the past year was the fund’s holding in biotechnology company Biogen Idec Inc. in the healthcare sector. Other major contributors included consumer product giant The Gillette Co. in the consumer staples sector, information technology sector holdings Juniper Networks, Inc., a producer of computer networking equipment, wireless communications company Motorola, Inc., and home improvement chain The Home Depot, Inc. in the consumer discretionary sector. The fund maintained its positions in all five stocks at the close of the period.

[5]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[6]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 176 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.

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Detractors from Performance

The consumer discretionary and information technology sectors experienced the greatest total losses during the period. Leading stock detractors included online retailer Amazon.com, Inc. and e-commerce company IAC/InterActiveCorp in the information technology sector, and semiconductor producer Intel Corp., data management software provider VERITAS Software Corp. and communications network technology company CIENA Corp., all in the information technology sector. The fund continued to hold positions in all five detractors as of the end of October.

Portfolio Update

At the close of the period, the fund was overweight in the consumer discretionary, financials and information technology sector, underweight consumer staples, healthcare and industrials sector, with no holdings in energy, materials or telecommunications services sector. As of the end of October, the fund’s top ten holdings were Berkshire Hathaway Inc., Amazon.com, Home Depot, Gillette, Merrill Lynch & Co., Inc., Time Warner Inc., Genentech, Inc., Amgen Inc., Texas Instruments Inc. and Dell Inc.x

Thank you for your investment in the Smith Barney Large Capitalization Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Alan J. Blake

Portfolio Manager

November 15, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS:

AIM Capital Appreciation Portfolio: The fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund may invest in small capitalization companies. Small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may invest in medium-capitalization companies. These investments may involve a higher degree of risk and volatility than investments in larger, more established companies.

Smith Barney Large Capitalization Growth Portfolio: Keep in mind, common stocks are subject to market fluctutations.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Source: Bureau of Economic Analysis, U.S. Department of Commerce, October 29, 2004.
ii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of October 31, 2004 were: Information Technology (26.56%); Healthcare (17.32%); Consumer Discretionary (16.12%); Industrials (15.44%); Financials (8.25%). The fund’s portfolio composition is subject to change at any time.
vii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
viii	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
ix	The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of October 31, 2004 were: Information Technology (33.63%); Healthcare (20.14%); Consumer Discretionary (18.12%); Financials (14.19%); Consumer Staples (10.20%). The fund’s portfolio composition is subject to change at any time.
[x]	Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Berkshire Hathaway Inc. (4.58%), Amazon.com (4.58%), The Home Depot, Inc. (4.53%), The Gillette Co. (4.40%), Merrill Lynch & Co., Inc. (4.01%), Time Warner Inc. (3.88%), Genentech, Inc. (3.86%), Amgen, Inc. (3.86%), Texas Instruments Inc. (3.73%), Dell Inc. (3.61%).

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AIM Capital Appreciation Portfolio

Fund at a Glance (unaudited)

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Smith Barney Large Capitalization Growth Portfolio

Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
AIM Capital Appreciation Portfolio	1.63%	$1,000.00	$1,016.30	0.85%	$4.31

Smith Barney Large Capitalization Growth Portfolio	(7.39)	1,000.00	926.10	0.78	3.78

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
AIM Capital Appreciation Portfolio	5.00%	$1,000.00	$1,020.86	0.85%	$4.32

Smith Barney Large Capitalization Growth Portfolio	5.00	1,000.00	1,021.22	0.78	3.96

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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AIM Capital Appreciation Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	3.63%

Five Years Ended 10/31/04	(3.26)

10/10/95* through 10/31/04	3.66

Cumulative Total Return† (unaudited)

10/10/95* through 10/31/04	38.54%

†	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

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Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

AIM Capital Appreciation Portfolio vs.

S&P 500 Index and Lipper Variable Multi-Cap Growth Funds Average†

October 1995 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the AIM Capital Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2004. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The unmanaged Lipper Variable Multi-Cap Growth Funds Average represents an average of the performance of the 103 largest multi-cap growth mutual funds tracked by Lipper Inc., an independent mutual-fund performance monitor, for the 12 months ended October 31, 2004.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Smith Barney Large Capitalization Growth Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	(4.42)%

Five Years Ended 10/31/04	(1.83)

5/1/98* through 10/31/04	4.44

Cumulative Total Return† (unaudited)

5/1/98* through 10/31/04	32.61%

†	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

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Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Smith Barney Large Capitalization Growth Portfolio vs. Russell 1000 Growth Index†

May 1998 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2004. The Russell 1000 Growth Index is considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedules of Investments	October 31, 2004

AIM CAPITAL APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCK — 98.6%
CONSUMER DISCRETIONARY — 16.1%
Automobiles — 0.3%
12,600	Harley-Davidson, Inc.	$725,382

Hotels, Restaurants & Leisure — 1.9%
26,600	Carnival Corp.	1,344,896
35,400	McDonald’s Corp.	1,031,910
17,700	Royal Caribbean Cruises Ltd. (a)	824,820
26,600	Starwood Hotels & Resorts Worldwide, Inc.	1,269,618

		4,471,244

Internet & Catalog Retail — 1.2%
28,400	eBay Inc. (b)	2,772,124

Media — 4.6%
75,000	Clear Channel Communications, Inc.	2,505,000
4,200	DreamWorks Animation SKG, Inc. (b)	164,010
14,100	Gannett Co., Inc.	1,169,595
57,500	Lamar Advertising Co., Class A Shares (b)	2,381,650
68,950	Univision Communications Inc., Class A Shares (b)	2,134,692
64,211	Viacom Inc., Class B Shares	2,343,059

		10,698,006

Multi-Line Retail — 1.3%
18,400	J.C. Penney Co., Inc.	636,456
44,300	Wal-Mart Stores, Inc.	2,388,656

		3,025,112

Specialty Retail — 5.7%
70,900	Bed Bath & Beyond Inc. (b)	2,892,011
26,600	Best Buy Co., Inc.	1,575,252
49,300	CDW Corp. (a)	3,058,079
124,100	Staples, Inc.	3,690,734
35,400	The TJX Cos., Inc.	848,892
32,600	Williams-Sonoma, Inc. (b)	1,244,342

		13,309,310

Textiles & Apparel — 1.1%
35,400	Coach, Inc. (b)	1,650,702
12,400	NIKE, Inc., Class B Shares	1,008,244

		2,658,946

	TOTAL CONSUMER DISCRETIONARY	37,660,124

CONSUMER STAPLES — 3.6%
Food & Drug Retailing — 1.0%
35,400	Walgreen Co.	1,270,506
12,400	Whole Foods Market, Inc.	1,009,732

		2,280,238

See Notes to Financial Statements.

19        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

AIM CAPITAL APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
Food Products — 0.9%
17,700	Hershey Foods Corp.	$897,213
27,200	Kellogg Co.	1,169,600

		2,066,813

Household Products — 0.7%
32,600	The Procter & Gamble Co.	1,668,468

Personal Products — 1.0%
21,300	Avon Products, Inc.	842,415
37,000	The Gillette Co.	1,534,760

		2,377,175

	TOTAL CONSUMER STAPLES	8,392,694

ENERGY — 5.4%
Energy Equipment & Services — 2.0%
30,800	BJ Services Co.	1,570,800
43,200	ENSCO International Inc. (a)	1,319,760
17,700	Halliburton Co.	655,608
22,200	Weatherford International Ltd. (b)	1,160,172

		4,706,340

Oil & Gas — 3.4%
17,700	Apache Corp.	897,390
10,800	ChevronTexaco Corp.	573,048
24,800	Devon Energy Corp.	1,834,456
53,200	Exxon Mobil Corp.	2,618,504
23,700	Valero Energy Corp. (a)	1,018,389
28,400	XTO Energy, Inc.	947,992

		7,889,779

	TOTAL ENERGY	12,596,119

FINANCIALS — 8.3%
Banks — 1.6%
45,000	Bank of America Corp.	2,015,550
17,700	Commerce Bancorp, Inc. (a)	1,048,548
13,500	Investors Financial Services Corp. (a)	519,615

		3,583,713

Diversified Financials — 5.4%
69,200	American Express Co.	3,672,444
17,700	Capital One Financial Corp.	1,305,552
8,900	The Goldman Sachs Group, Inc.	875,582
53,200	JPMorgan Chase & Co.	2,053,520
124,100	MBNA Corp.	3,180,683
35,400	SLM Corp.	1,602,204

		12,689,985

See Notes to Financial Statements.

20        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

AIM CAPITAL APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
Insurance — 1.3%
26,100	AFLAC, Inc.	$936,468
17,700	American International Group, Inc.	1,074,567
41,800	Genworth Financial Inc., Class A Shares	997,348

		3,008,383

	TOTAL FINANCIALS	19,282,081

HEALTHCARE — 17.3%
Biotechnology — 2.0%
26,400	Amgen Inc. (b)	1,499,520
21,300	Biogen Idec Inc. (b)	1,238,808
54,800	Gilead Sciences, Inc. (b)	1,897,724

		4,636,052

Healthcare Equipment & Supplies — 7.2%
24,000	Alcon, Inc.	1,708,800
36,700	Becton Dickinson & Co.	1,926,750
125,300	Biomet, Inc.	5,849,004
23,100	C.R. Bard, Inc.	1,312,080
20,100	Fisher Scientific International Inc. (b)	1,152,936
28,900	Medtronic, Inc.	1,477,079
12,500	St. Jude Medical, Inc. (b)	957,125
29,600	Varian Medical Systems, Inc. (b)	1,188,440
16,900	Zimmer Holdings, Inc. (b)	1,311,271

		16,883,485

Healthcare Providers & Services — 2.4%
12,400	Aetna, Inc.	1,178,000
86,023	Caremark Rx, Inc. (b)	2,578,109
16,800	UnitedHealth Group Inc.	1,216,320
7,800	WellPoint Health Networks, Inc. (b)	761,748

		5,734,177

Pharmaceuticals — 5.7%
60,100	Johnson & Johnson	3,508,638
47,300	Medicis Pharmaceutical Corp., Class A Shares	1,923,691
150,600	Pfizer Inc.	4,359,870
131,500	Teva Pharmaceutical Industries Ltd., Sponsored ADR (a)	3,419,000

		13,211,199

	TOTAL HEALTHCARE	40,464,913

INDUSTRIALS — 15.4%
Air Freight & Couriers — 1.1%
17,700	Expeditors International of Washington, Inc. (a)	1,010,670
17,700	FedEx Corp.	1,612,824

		2,623,494

See Notes to Financial Statements.

21        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

AIM CAPITAL APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
Airlines — 0.5%
77,800	Southwest Airlines Co.	$1,226,906

Commercial Services & Supplies — 5.0%
17,700	Apollo Group, Inc., Class A Shares (b)	1,168,200
35,400	Automatic Data Processing Inc.	1,536,006
26,600	Cintas Corp.	1,147,524
79,800	Fiserv, Inc. (b)	2,836,092
39,000	Paychex, Inc.	1,278,966
141,800	Robert Half International Inc.	3,761,954

		11,728,742

Electrical Equipment — 0.6%
35,400	Rockwell Automation, Inc.	1,475,826

Industrial Conglomerates — 2.4%
10,300	3M Co.	798,971
53,200	General Electric Co.	1,815,184
44,300	Honeywell International Inc.	1,492,024
44,300	Tyco International Ltd.	1,379,945

		5,486,124

Machinery — 5.8%
26,600	Caterpillar Inc.	2,142,364
35,400	Danaher Corp.	1,951,602
49,600	Deere & Co.	2,965,088
17,700	Eaton Corp.	1,131,915
12,700	Illinois Tool Works, Inc.	1,171,956
39,000	Ingersoll-Rand Co. Ltd., Class A Shares	2,669,160
21,300	Parker-Hannifin Corp.	1,504,419

		13,536,504

	TOTAL INDUSTRIALS	36,077,596

INFORMATION TECHNOLOGY — 26.6%
Communications Equipment — 6.3%
53,200	Avaya Inc. (b)	766,080
265,800	Cisco Systems, Inc. (b)	5,106,018
88,600	Comverse Technology, Inc. (b)	1,828,704
78,300	Corning, Inc. (b)	896,535
70,900	Juniper Networks, Inc. (a)(b)	1,886,649
52,300	Motorola, Inc.	902,698
88,600	Nokia Oyj, Sponsored ADR	1,366,212
44,300	QUALCOMM, Inc.	1,852,183

		14,605,079

Computers & Peripherals — 2.8%
35,400	Apple Computer, Inc. (b)	1,859,562
132,900	Dell Inc. (b)	4,659,474

		6,519,036

See Notes to Financial Statements.

22        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

AIM CAPITAL APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
Electronic Equipment & Instruments — 1.2%
54,900	Agilent Technologies, Inc. (b)	$1,375,794
28,400	Molex, Inc. (a)	839,788
14,500	Waters Corp. (b)	598,705

		2,814,287

Internet Software & Services — 2.5%
8,900	Google Inc., Class A Shares (a)(b)	1,697,275
115,200	Yahoo! Inc. (b)	4,169,088

		5,866,363

IT Consulting & Services — 0.8%
35,400	Accenture Ltd., Class A Shares (b)	857,034
17,700	Affiliated Computer Services, Inc., Class A Shares (b)	965,535

		1,822,569

Semiconductor Equipment & Products — 6.9%
79,800	Analog Devices, Inc.	3,212,748
56,100	Applied Materials, Inc. (b)	903,210
106,300	Freescale Semiconductor Inc., Class A Shares (a)(b)	1,651,902
17,900	KLA-Tencor Corp. (b)	814,987
56,700	Linear Technology Corp.	2,147,796
25,900	Marvell Technology Group Ltd. (b)	739,963
28,600	Maxim Integrated Products, Inc.	1,258,114
179,643	Microchip Technology Inc.	5,434,201

		16,162,921

Software — 6.1%
21,300	Adobe Systems, Inc.	1,193,439
47,900	Autodesk, Inc. (a)	2,526,725
212,700	Microsoft Corp.	5,953,473
157,300	Oracle Corp. (b)	1,991,418
28,400	Symantec Corp. (b)	1,617,096
44,800	VERITAS Software Corp. (b)	980,224

		14,262,375

	TOTAL INFORMATION TECHNOLOGY	62,052,630

MATERIALS — 5.4%
Chemicals — 3.5%
21,300	Air Products & Chemicals, Inc.	1,132,734
23,000	The Dow Chemical Co.	1,033,620
26,600	E.I. du Pont de Nemours & Co.	1,140,342
21,300	Eastman Chemical Co.	1,011,111
28,400	Ecolab Inc.	961,340
24,800	Monsanto Co.	1,060,200
21,300	Praxair, Inc.	898,860
21,300	Rohm and Haas Co.	902,907

		8,141,114

See Notes to Financial Statements.

23        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

AIM CAPITAL APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
Metals & Mining — 1.9%
16,700	Newmont Mining Corp.	$793,584
21,300	Nucor Corp.	899,499
14,200	Phelps Dodge Corp. (a)	1,243,068
35,700	Placer Dome Inc.	758,625
23,100	United States Steel Corp.	848,232

		4,543,008

	TOTAL MATERIALS	12,684,122

TELECOMMUNICATION SERVICES — 0.5%
Wireless Telecommunication Services — 0.5%
46,000	Nextel Communications, Inc., Class A Shares (b)	1,218,540

	TOTAL COMMON STOCK (Cost — $205,913,217)	230,428,819

FACE AMOUNT
REPURCHASE AGREEMENT — 1.7%
$ 3,969,000	State Street Bank & Trust Co. dated 10/29/04, 1.700% due 11/1/04; Proceeds at maturity — $3,969,562; (Fully collateralized by U.S. Treasury Bonds, 5.250% due 11/15/28; Market value — $4,053,689) (Cost — $3,969,000)	3,969,000

	TOTAL INVESTMENTS — 100.3% (Cost — $209,882,217*)	234,397,819
	Liabilities in Excess of Other Assets — (0.3)%	(775,278)

	TOTAL NET ASSETS — 100.0%	$233,622,541

LOANED SECURITIES COLLATERAL
15,018,674	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $15,018,674)	$15,018,674

(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $211,623,231.

Abbreviation used in this schedule:
ADR — American Depositary Receipt.

See Notes to Financial Statements.

24        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCK — 99.2%
CONSUMER DISCRETIONARY — 18.1%
Internet & Catalog Retail — 4.6%
522,800	Amazon.com, Inc. (a)	$17,843,164

Media — 9.0%
908,320	Time Warner Inc. (a)	15,114,445
247,500	Viacom Inc., Class B Shares	9,031,275
433,915	The Walt Disney Co.	10,943,336

		35,089,056

Specialty Retail — 4.5%
429,950	The Home Depot, Inc.	17,662,346

	TOTAL CONSUMER DISCRETIONARY	70,594,566

CONSUMER STAPLES — 10.2%
Beverages — 3.0%
288,790	The Coca-Cola Co.	11,742,201

Food Products — 2.8%
165,640	Wm. Wrigley Jr. Co.	10,832,856

Personal Products — 4.4%
413,795	The Gillette Co.	17,164,217

	TOTAL CONSUMER STAPLES	39,739,274

FINANCIALS — 14.2%
Diversified Financials — 6.8%
289,530	Merrill Lynch & Co., Inc.	15,617,248
215,170	Morgan Stanley	10,993,035

		26,610,283

Insurance — 7.4%
177,956	American International Group, Inc.	10,803,709
212	Berkshire Hathaway Inc., Class A Shares (a)	17,861,000

		28,664,709

	TOTAL FINANCIALS	55,274,992

HEALTHCARE — 20.1%
Biotechnology — 10.9%
264,680	Amgen Inc. (a)	15,033,824
213,850	Biogen Idec Inc. (a)	12,437,516
330,300	Genentech, Inc. (a)	15,038,559

		42,509,899

Pharmaceuticals — 9.2%
203,250	Eli Lilly & Co.	11,160,457
198,570	Johnson & Johnson	11,592,517
456,770	Pfizer Inc.	13,223,492

		35,976,466

	TOTAL HEALTHCARE	78,486,365

See Notes to Financial Statements.

25        Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued)	October 31, 2004

SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

SHARES	SECURITY	VALUE
INDUSTRIALS — 3.0%
Industrial Conglomerates — 3.0%
339,120	General Electric Co.	$11,570,774

INFORMATION TECHNOLOGY — 33.6%
Communications Equipment — 10.5%
990,900	CIENA Corp. (a)	2,447,523
504,508	Cisco Systems, Inc. (a)	9,691,599
396,400	Juniper Networks, Inc. (a)	10,548,204
1,323,000	Lucent Technologies Inc. (a)	4,696,650
785,680	Motorola, Inc.	13,560,837

		40,944,813

Computers & Peripherals — 3.6%
401,100	Dell Inc. (a)	14,062,566

Internet Software & Services — 3.2%
581,200	IAC/InterActiveCorp (a)	12,565,544

Semiconductor Equipment & Products — 9.7%
627,600	Intel Corp.	13,970,376
594,660	Texas Instruments Inc.	14,539,437
297,480	Xilinx, Inc.	9,102,888

		37,612,701

Software — 6.6%
488,000	Microsoft Corp.	13,659,120
248,000	Red Hat, Inc. (a)	3,184,320
413,000	VERITAS Software Corp. (a)	9,036,440

		25,879,880

	TOTAL INFORMATION TECHNOLOGY	131,065,504

	TOTAL COMMON STOCK (Cost — $348,988,154)	386,731,475

FACE AMOUNT
REPURCHASE AGREEMENT — 0.8%
$3,111,000	Goldman Sachs dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $3,111,477; (Fully collateralized by various U.S. Government Obligations and Agencies, 0.000% to 10.625% due 12/2/04 to 4/15/29; Market value — $3,173,222) (Cost — $3,111,000)	3,111,000

	TOTAL INVESTMENTS — 100.0% (Cost — $352,099,154*)	389,842,475
	Liabilities in Excess of Other Assets — (0.0%)	(171,827)

	TOTAL NET ASSETS — 100.0%	$389,670,648

(a)	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is $371,912,851.

See Notes to Financial Statements.

26        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Assets and Liabilities	October 31, 2004

	AIM Capital Appreciation Portfolio	Smith Barney Large Capitalization Growth Portfolio
ASSETS:
Investments, at value (Cost — $209,882,217 and $352,099,154, respectively)	$234,397,819	$389,842,475
Loaned securities collateral, at value (Cost — $15,018,674) (Notes 1 and 3)	15,018,674	—
Cash	256	101
Receivable for securities sold	1,260,637	—
Dividends and interest receivable	96,177	121,511
Receivable for Fund shares sold	20	30,095
Other receivables	12,592	39,569
Prepaid expenses	6,638	7,503

Total Assets	250,792,813	390,041,254

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	15,018,674	—
Payable for Fund shares reacquired	1,057,171	70,196
Payable for securities purchased	886,574	—
Management fees payable	155,076	243,571
Accrued expenses	52,777	56,839

Total Liabilities	17,170,272	370,606

Total Net Assets	$233,622,541	$389,670,648

NET ASSETS:
Par value of capital shares ($0.00001 par value, 6 billion shares authorized)	$234	$296
Capital paid in excess of par value	275,633,921	423,731,836
Accumulated net realized loss from investment transactions and options	(66,527,216)	(71,804,805)
Net unrealized appreciation of investments	24,515,602	37,743,321

Total Net Assets	$233,622,541	$389,670,648

Shares Outstanding	23,420,686	29,642,870

Net Asset Value	$9.98	$13.15

See Notes to Financial Statements.

27        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Operations	For the Year Ended October 31, 2004

	AIM Capital Appreciation Portfolio	Smith Barney Large Capitalization Growth Portfolio
INVESTMENT INCOME:
Dividends	$1,334,061	$2,987,207
Interest (Notes 1 and 3)	79,050	40,490
Less: Foreign withholding tax	(18,713)	—

Total Investment Income	1,394,398	3,027,697

EXPENSES:
Management fees (Note 2)	1,666,629	3,010,901
Custody	40,002	27,196
Audit and legal	39,065	33,833
Shareholder communications	16,657	32,270
Directors’ fees	9,615	13,072
Transfer agency services (Note 2)	5,004	5,002
Other	1,617	2,258

Total Expenses	1,778,589	3,124,532
Less: Management fee waiver (Notes 2 and 6)	(1,741)	(1,741)

Net Expenses	1,776,848	3,122,791

Net Investment Loss	(382,450)	(95,094)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	11,831,399	(6,346,198)
Options written	24,551	—
Foreign currency transactions	(36,811)	—

Net Realized Gain (Loss)	11,819,139	(6,346,198)

Net Decrease in Unrealized Appreciation of Investments	(3,853,039)	(14,076,919)

Net Gain (Loss) on Investments, Options and Foreign Currencies	7,966,100	(20,423,117)

Increase (Decrease) in Net Assets From Operations	$7,583,650	$(20,518,211)

See Notes to Financial Statements.

28        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets

	For the Years Ended October 31,
AIM Capital Appreciation Portfolio	2004	2003
OPERATIONS:
Net investment loss	$(382,450)	$(422,391)
Net realized gain (loss)	11,819,139	(11,775,533)
Net increase (decrease) in unrealized appreciation	(3,853,039)	42,305,560

Increase in Net Assets From Operations	7,583,650	30,107,636

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	81,806,468	5,082,394
Cost of shares reacquired	(34,221,120)	(28,925,438)

Increase (Decrease) in Net Assets From Fund Share Transactions	47,585,348	(23,843,044)

Increase in Net Assets	55,168,998	6,264,592
NET ASSETS:
Beginning of year	178,453,543	172,188,951

End of year	$233,622,541	$178,453,543

See Notes to Financial Statements.

29        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets (continued)

	For the Years Ended October 31,
Smith Barney Large Capitalization Growth Portfolio	2004	2003
OPERATIONS:
Net investment income (loss)	$(95,094)	$166,464
Net realized loss	(6,346,198)	(13,016,040)
Net increase (decrease) in unrealized appreciation	(14,076,919)	103,011,731

Increase (Decrease) in Net Assets From Operations	(20,518,211)	90,162,155

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,939)	(501,211)
Paid-in capital	(46,869)	—

Decrease in Net Assets From Dividends and Distributions to Shareholders	(70,808)	(501,211)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	83,145,183	54,577,683
Net asset value of shares issued for reinvestment of dividends and distributions	70,808	501,211
Cost of shares reacquired	(26,791,922)	(16,052,630)

Increase in Net Assets From Fund Share Transactions	56,424,069	39,026,264

Increase in Net Assets	35,835,050	128,687,208
NET ASSETS:
Beginning of year	353,835,598	225,148,390

End of year*	$389,670,648	$353,835,598

* Includes undistributed net investment income of:	—	$23,939

See Notes to Financial Statements.

30        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

AIM Capital Appreciation Portfolio	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.63		$8.04	$9.11	$21.73	$16.30

Income (Loss) From Operations:
Net investment loss	(0.02)		(0.02)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.37		1.61	(1.04)	(8.72)	6.03

Total Income (Loss) From Operations	0.35		1.59	(1.07)	(8.74)	5.96

Less Distributions From:
Net realized gains	—		—	—	(3.88)	(0.53)

Total Distributions	—		—	—	(3.88)	(0.53)

Net Asset Value, End of Year	$9.98		$9.63	$8.04	$9.11	$21.73

Total Return(1)	3.63%		19.78%	(11.75)%	(43.36)%	36.53%

Net Assets, End of Year (millions)	$234		$178	$172	$224	$435

Ratios to Average Net Assets:
Expenses	0.85	%(2)	0.85%	0.85%	0.83%	0.83%
Net investment loss	(0.18)		(0.25)	(0.28)	(0.20)	(0.35)

Portfolio Turnover Rate	71%		49%	65%	77%	91%

(1)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratios did not change due to these waivers.

See Notes to Financial Statements.

31       Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney Large Capitalization Growth Portfolio	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$13.76		$ 9.91	$11.86	$16.04	$14.53

Income (Loss) From Operations:
Net investment income (loss)	(0.00	)*	0.01	0.02	0.02	0.01
Net realized and unrealized gain (loss)	(0.61)		3.86	(1.95)	(4.20)	1.55

Total Income (Loss) From Operations	(0.61)		3.87	(1.93)	(4.18)	1.56

Less Dividends and Distributions From:
Net investment income	(0.00	)*	(0.02)	(0.02)	—	(0.01)
Net realized gains	—		—	—	—	(0.02)
Capital	(0.00	)*	—	—	—	(0.02)

Total Dividends and Distributions	(0.00	)*	(0.02)	(0.02)	—	(0.05)

Net Asset Value, End of Year	$13.15		$13.76	$ 9.91	$11.86	$16.04

Total Return(1)	(4.42)%		39.16%	(16.29)%	(26.06)%	10.77%

Net Assets, End of Year (millions)	$390		$354	$225	$280	$324

Ratios to Average Net Assets:
Expenses	0.78	%(2)	0.79%	0.80%	0.78%	0.77%
Net investment income (loss)	(0.02)		0.06	0.13	0.14	0.06

Portfolio Turnover Rate	7%		16%	19%	10%	7%

(1)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratios did not change due to these waivers.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

32       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Significant Accounting Policies

The AIM Capital Appreciation Portfolio (“AIMCAP”) and Smith Barney Large Capitalization Growth Portfolio (“SBLCG”) (“Funds”) are separate diversified investment funds of the Travelers Series Fund Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices, securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any

33       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Option Contracts. When the Funds write or purchase a call or a put option, an amount equal to the premium received or paid by the Funds is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Funds realize a gain or loss equal to the amount of the premium received or paid. When the Funds enter into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Funds purchased upon exercise of the option.

(d) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(e) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned.

34       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

(f) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(g) Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(h) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(i) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

35       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $419,261 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss and $36,811 has been reclassified between accumulated net realized loss from investment transactions and options and accumulated net investment loss due to foreign currency transactions treated as ordinary income for tax purposes for AIMCAP. Additionally, $95,094 has been reclassified between paid-in capital and overdistributed net investment income as a result of permanent differences attributable to a tax net operating loss for SBLCG. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of SBLCG. SBLCG pays SBFM a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

Effective July 1, 2004, the management fee for SBLCG, which is calculated daily and payable monthly, was revised from 0.75% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $5 billion	0.750%
In excess of $5 billion and up to and including $7.5 billion	0.725%
In excess of $7.5 billion and up to and including $10 billion	0.700%
Over $10 billion	0.650%

Travelers Investment Adviser, Inc. (“TIA”), an affiliate of SBFM, acts as the investment manager of AIMCAP. AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of AIMCAP. This fee is calculated daily and paid monthly.

During the year ended October 31, 2004, SBFM waived a portion of its management fee amounting to $1,741 for SBLCG. Respectively TIA waived a portion of its management fee amounting to $1,741 for AIMCAP.

36       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. (“AIM”). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated by TIA for such services at the annual rate of 0.375% of AIMCAP’s average daily net assets.

TIA has also entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AIMCAP.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, each Fund paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, received brokerage commissions in the amounts of $48,222 for AIMCAP. During the year ended October 31, 2004, SBLCG did not receive any brokerage commissions.

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	AIMCAP	SBLCG
Purchases	$191,649,267	$85,054,542

Sales	143,037,433	26,614,892

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	AIMCAP	SBLCG
Gross unrealized appreciation	$29,044,601	$62,812,556
Gross unrealized depreciation	(6,270,013)	(44,882,932)

Net unrealized appreciation	$22,774,588	$17,929,624

37       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

At October 31, 2004, AIMCAP loaned securities having a market value of $14,728,045 and received cash collateral amounting to $15,018,674 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

For the year ended October 31, 2004, income earned from securities lending by AIMCAP was $10,621.

At October 31, 2004, SBLCG did not have any securities on loan.

During the year ended October 31, 2004, written option transactions for AIMCAP were as follows:

AIMCAP	Number of Contracts	Premiums
Options written, outstanding at October 31, 2003	—	$0
Options written	203	26,212
Options expired	(74)	(5,644)
Options cancelled	(129)	(20,568)

Options written, outstanding at October 31, 2004	—	$0

During the year ended October 31, 2004, SBLCG did not enter into any written covered call or put option contracts.

4.	Capital Shares

At October 31, 2004, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

38       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each Fund were as follows:

	Year Ended October 31, 2004	Year Ended October 31, 2003
AIM Capital Appreciation Portfolio
Shares sold	8,342,805	610,791
Shares reacquired	(3,444,970)	(3,517,542)

Net Increase (Decrease)	4,897,835	(2,906,751)

Smith Barney Large Capitalization Growth Portfolio
Shares sold	5,848,481	4,480,533
Shares issued on reinvestment	4,938	51,353
Shares reacquired	(1,924,673)	(1,541,281)

Net Increase	3,928,746	2,990,605

5.	Income Tax Information and Distributions to Shareholders

For the years ended October 31, 2004 and 2003, AIMCAP did not make any distributions.

The tax character of distributions paid during the fiscal year ended October 31, 2004 were as follows:

	AIM Capital Appreciation Portfolio	Smith Barney Large Capitalization Growth Portfolio
Distributions paid from:
Ordinary income	—	$23,939

Total Taxable Distributions	—	23,939
Tax return of capital	—	46,869

Total Distributions Paid	—	$70,808

The tax character of distributions paid during the fiscal year ended October 31, 2003 were as follows:

	AIM Capital Appreciation Portfolio	Smith Barney Large Capitalization Growth Portfolio
Distributions paid from:
Ordinary income	—	$501,211
Net long-term capital gains	—	—

Total Distributions Paid	—	$501,211

39       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

	AIM Capital Appreciation Portfolio		Smith Barney Large Capitalization Growth Portfolio
Capital loss carryforward	$(64,786,202	)*	$(51,991,108	)*
Unrealized appreciation	22,774,588	**	17,929,624	**

Total accumulated losses	$(42,011,614)		$(34,061,484)

*	On October 31, 2004, AIM Capital Appreciation Portfolio had a net capital loss carryforward of approximately $64,786,202, of which $27,595,246 expires in 2009, $25,303,918 expires in 2010 and $11,887,038 expires in 2011. Smith Barney Large Capitalization Growth Portfolio had a net capital loss carryforward of approximately $51,991,108, of which $2,019,427 expires in 2008, $5,453,825 expires in 2009, $30,603,559 expires in 2010, $8,588,495 expires in 2011 and $5,325,802 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

40       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

7.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its

41       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

42       Travelers Series Fund Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios (“Funds”) of Travelers Series Fund Inc. (“Company”) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

43       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (“Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors†:

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 D.O.B.: 5/20/27	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 D.O.B.: 6/16/31	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A., Devon Energy Corp., High Speed Access Corp., Human, Inc., SEACOR Smit, Inc. and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 D.O.B.: 12/6/36	Director	Since 1994	Attorney, Rainer Greeven PC	17	Director of Continental Container Corp.

Susan M. Heilbron P.O. Box 557 Chilimark, MA 02535 D.O.B.: 2/12/45	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	Director of National Multiple Sclerosis Society, New York City Chapter

44       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 D.O.B.: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 D.O.B.: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM from (2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

45       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
James M. Giallanza CAM 125 Broad Street 11th Floor New York, NY 10004 D.O.B.: 3/31/66	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Alan J. Blake CAM 399 Park Avenue 4th Floor New York, NY 10022 D.O.B.: 6/3/49	Vice President and Investment Officer	Since 1998	Managing Director of CGM	N/A	N/A

Kenneth A. Zschappel AIM Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 D.O.B.: 10/8/67	Investment Officer	Since 1995	Assistant Vice President and Senior Portfolio Manager of AIM Capital Management, Inc.	N/A	N/A

46       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 D.O.B.: 10/9/62	Chief Anti- Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance	N/A	N/A
	Chief Compliance Officer	Since 2004	Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 D.O.B.: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Fund’s next annual meeting and until their successors are elected and qualified.
**	Mr. Gerken is a Director who is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of SBFM and certain of its affiliates.
†	Abraham E. Cohen resigned as a Director of the Company, effective July 8, 2004. Mr. Cohen had served as a Director since 1996.

47       Travelers Series Fund Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Travelers Series Fund Inc. — Smith Barney Large Capitalization Growth Portfolio during the taxable year ended October 31, 2004.

Record Date:	12/29/2003
Payable Date:	12/30/2003

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

48       Travelers Series Fund Inc.      |      2004 Annual Report

TRAVELERS SERIES

FUND INC.

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA

    Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President

and Chief

Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Alan J. Blake

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGERS

Smith Barney Fund
Management LLC

Travelers Investment Adviser, Inc.

CUSTODIAN

State Street Bank and
Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity Investor Services

One Cityplace

Hartford, CT 06103-3415

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Travelers Series Fund Inc.

AIM Capital Appreciation Portfolio

Smith Barney Large Capitalization Growth

Portfolio

The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. — AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

IN0794 12/0404-7542

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Travelers Series Fund Inc. were $342,500 and $329,500 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Travelers Series Fund Inc. were $0 and $3,500 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Travelers Series Fund Inc. of $35,400 and $35,000 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Fund Inc.

(d)	All Other Fees for Travelers Series Fund Inc. of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Travelers Series Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and

Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Travelers Series Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Fund Inc. were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Travelers Series Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Travelers Series Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 6, 2005

By:	/s/ JAMES M. GIALLANZA
(James M. Giallanza)
Chief Financial Officer of
Travelers Series Fund Inc.

Date: January 6, 2005